Exhibit 99.1

SUPPLEMENTAL REGULATION FD DISCLOSURE
In this supplemental disclosure, “the Company” refers to Spectrum Brands, Inc. and its subsidiaries, unless the context otherwise requires or it is otherwise indicated, "LTM" with respect to any date, refers to the last twelve month period ended on such date, "EBIT" refers to earnings before interest and taxes, "EBITDA" refers to earnings before interest, taxes, depreciation and amortization and "UPG" refers to United Pet Group, a subsidiary of the Company, and UPG's subsidiaries.

United Pet Group Historical Financials (1)

	2005 (2)	2006	2007	6 months ending 4/1/07	6 months ending 3/30/08	LTM 3/30/08
(unaudited) (amounts in millions)
Net Sales	$532.4	$543.2	$563	$280.2	$290.9	$573.7
Cost of Goods Sold	299.5	304.8	320.0	159.2	169.9	330.7
Gross Profit	232.9	238.4	243.0	121.0	121.0	243.0
Total Operating Expenses	159.5	165.6	174.7	89.0	88.8	174.5
Non-Operating (Income) Expense	(1.5)	0.6	0.8	0.5	0.4	0.7
Adjusted EBIT	74.9	72.2	70.2	34.2	31.8	67.8
Depreciation and Amortization	22.1	21.7	22.3	10.9	11.1	22.5
Adjusted EBITDA	97.0	93.9	92.5	45.1	42.9	90.3
Capital Expenditures	$8.2	$13.2	$9.0	$4.1	$5.2	$10.1
(1) Restructuring and related charges have been excluded for all periods presented.  UPG incurred approximately $22 million, $9 million and $0.5 million of pretax restructuring and related charges during fiscal year 2007, fiscal year 2006 and fiscal year 2005, respectively, in connection with rationalizing its manufacturing facilities and optimizing its distribution network.

(2) Fiscal year 2005 results exclude certain one time charges related to the acquisitions of UPG and Tetra Holding GmbH and its affiliates and subsidiaries in the consumer and commercial aquatics business.

Please see the reconciliation of Adjusted EBIT and Adjusted EBITDA, each a non-GAAP financial measure, to GAAP numbers set forth below.

The Company, in the preparation of  special-purpose combined statements of selected assets, selected liabilities and parent company funding of it's operating segments,  allocates the expenses of maintaining and operating the Company's headquarters in Atlanta, Georgia.  These costs are allocated to each of the Company's operating segments based upon the respective operating segments net sales as a percentage of the Company's consolidated net sales and may not be reflective of the actual value of services received by each of the operating segments.  This allocation for fiscal year 2007 with respect to the Global Pet Business was approximately $14 million.

        The Company estimates that UPG net sales for fiscal years 2002 through 2007 and LTM 3/30/08 broken out by segment were approximately (amounts in millions):

(unaudited)	2002	2003	2004	2005	2006	2007	LTM 3/30/08
Aquatics	$349	$356	$375	$378	$380	$383	$387
Companion Animal	$96	$111	$133	$154	$163	$180	$187
Total	$445	$467	$508	$532	$543	$563	$574

         The Company estimates that UPG capital expenditures for the fiscal years 2002 through 2004 were approximately $8.4 million, $8.7 million and $9.4 million, respectively.

         The Company estimates that international sales for the companion animal segment have increased from approximately $.3 million in fiscal year 2006 to approximately $2.5 million in fiscal year 2007.

United Pet Group Net Sales by Geographic Region

In fiscal year 2007, the Americas accounted for 60 percent of aquatics' net sales, followed by 30 percent in Europe and 10 percent in the Pacific Rim.

The Company estimates that UPG's $574 million in net sales for LTM 3/30/08 could be broken out on a geographic basis as follows: approximately $128 million, or 22 percent, in Europe, approximately $405 million, or 71 percent, in the Americas and approximately $41 million, or 7 percent, in the Pacific Rim.  The Company further estimates that, of the $574 million in net sales, the $387 million of net sales for the aquatics segment could be broken out on a geographic basis as follows: approximately $125 million, or 32 percent, in Europe, approximately $223 million, or 58 percent, in the Americas and approximately $39 million, or 10 percent, in the Pacific Rim.  Also, the Company estimates that, of the $574 million in net sales, the $187 million of net sales for the companion animal segment could be broken out as follows: approximately $3 million, or less than 2 percent, in Europe, approximately $182 million, or 97 percent, in the Americas and approximately $2 million, or less than 2 percent, in the Pacific Rim.

United Pet Group Customer Relationships

The Company estimates that UPG's top 10 customers in fiscal year 2007 accounted for approximately 54 percent of UPG's net sales for that period.

United Pet Group Products

In fiscal year 2007, UPG developed 45 new products in its aquatics segment and 170 new products in its companion animal segment.

The Company estimates that no individual raw material for UPG products represents more than 3 percent of the cost of goods sold and no individual supplier of materials for UPG products represents more than 7 percent of the cost of goods sold.

Non-GAAP Financial Measures

Within this Supplemental Regulation FD Disclosure, reference is made to Adjusted EBIT and Adjusted EBITDA.  Adjusted EBIT and Adjusted EBITDA are metrics used by the Company’s management and frequently used by the financial community which provide insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies.  Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance.  Adjusted EBIT and Adjusted EBITDA exclude certain items that are unusual in nature or not comparable from period to period.  While the Company’s management believes that Adjusted EBIT and Adjusted EBITDA are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results.

Reconciliation of GAAP to Adjusted EBITDA

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the twelve months ended September 30, 2005
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$14.8	$182.1	$(155.6)	$41.4

Income tax expense (benefit) - continuing operations	-	-	21.5	21.5
Interest expense	-	-	134.1	134.1
Restructuring and Related charges	8.6	17.7	-	26.3
Gain on Asset Sales	-	(0.4)	-	(0.4)
Inventory Valuation Adjustment	14.4	23.1	-	37.5
Impact of Acquistions	37.1	(22.7)	-	14.4

Adjusted EBIT	74.9	199.7	-	274.6
Depreciation and Amortization	11.6	57.0	-	68.6
Impact of Acquistions - Depreciation and Amortization	10.5	10.5	-	21.0

Adjusted EBITDA	$97.0	$267.2	$-	$364.2

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the twelve months ended September 30, 2006
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$(207.4)	$(73.0)	$(148.6)	$(429.1)

Income tax expense (benefit) - continuing operations	-	-	(27.2)	(27.2)
Interest expense	-	-	175.9	175.9
Restructuring and Related charges	8.6	47.5	-	56.1
Goodwill and intangibles impairment	270.8	162.2	-	433.0
Gain on Asset Sales	-	(8.0)	-	(8.0)
Brazilian IPI Credit	-	(3.7)	-	(3.7)
Restricted Stock Amortization/Restructuring (b)	-	0.6	-	0.6
Inventory Valuation Adjustment	0.2	-	-	0.2
Prior Year Lease adjustment	-	1.6	-	1.6

Adjusted EBIT	72.2	127.2	-	199.4
Depreciation and Amortization	21.7	61.6	-	83.3

Adjusted EBITDA	$93.9	$188.8	$-	$282.7

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the twelve months ended September 30, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$46.8	$(291.9)	$(311.5)	$(556.7)

Income tax expense (benefit) - continuing operations	-	-	55.7	55.7
Interest expense	-	-	255.8	255.8
Restructuring and Related charges	22.4	75.6	-	98.0
Restricted Stock Amortization/Restructuring (b)	-	(9.9)	-	(9.9)
Goodwill and intanbibles impairment	1.0	361.4	-	362.4
Transaction costs - Home & Garden Business	-	3.9	-	3.9
Brazilian IPI Credit	-	(8.7)	-	(8.7)

Adjusted EBIT	70.2	130.4	-	200.6
Depreciation and Amortization	22.3	55.1	-	77.4

Adjusted EBITDA	$92.5	$185.5	$-	$278.0

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the six months ended April 1, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$23.3	$(203.8)	$(75.0)	$(255.7)

Income tax expense (benefit) - continuing operations	-	-	(57.1)	(57.1)
Interest expense	-	-	132.1	132.1
Restructuring and Related charges	10.9	16.5	-	27.4
Goodwill impairment	-	214.0	-	214.0
Transaction costs - Home & Garden Business	-	3.9	-	3.9
Brazilian IPI Credit	-	(4.2)	-	(4.2)

Adjusted EBIT	34.2	26.4	-	60.6
Depreciation and Amortization	10.9	25.5	-	36.4

Adjusted EBITDA	$45.1	$51.9	$-	$97.0

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the six months ended March 30, 2008
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$30.7	$13.3	$(198.0)	$(153.9)

Income tax expense (benefit) - continuing operations	-	-	82.8	82.8
Interest expense	-	-	115.4	115.4
Goodwill and intangibles impairment	-	13.2	-	13.2
Restructuring and Related charges	1.1	9.3	-	10.4
Restricted Stock Amortization/Restructuring (b)	-	-	(0.2)	(0.2)
Brazilian IPI Credit	-	(5.5)	-	(5.5)
Transaction costs - Home & Garden Business	-	1.5	-	1.5

Adjusted EBIT	31.8	31.8	-	63.6
Depreciation and Amortization	11.1	40.6	-	51.7

Adjusted EBITDA	$42.9	$72.4	$-	$115.3

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the three months ended July 1, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$8.7	$35.7	$(52.5)	$(8.2)

Income tax expense (benefit) - continuing operations	-	-	(6.9)	(6.9)
Interest expense	-	-	59.4	59.4
Restructuring and Related charges	5.7	25.2	-	30.9
Restricted Stock Amortization/Restructuring (b)	-	(9.8)	-	(9.8)
Brazilian IPI Credit	-	(2.1)	-	(2.1)

Adjusted EBIT	14.4	49.0	-	63.4
Depreciation and Amortization	5.7	18.6	-	24.3

Adjusted EBITDA	$20.1	$67.6	$-	$87.7

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the three months ended September 30, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$14.8	$(123.7)	$(184.0)	$(292.9)

Income tax expense (benefit) - continuing operations	-	-	119.7	119.7
Interest expense	-	-	64.3	64.3
Goodwill and intangibles impairment	1.0	147.4	-	148.4
Restructuring and Related charges	5.8	33.9	-	39.7
Restricted Stock Amortization/Restructuring (b)	-	(0.2)	-	(0.2)
Brazilian IPI Credit	-	(2.4)	-	(2.4)

Adjusted EBIT	21.6	55.0	-	76.6
Depreciation and Amortization	5.7	11.0	-	16.7

Adjusted EBITDA	$27.3	$66.0	$-	$93.3

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the three months ended December 30, 2007
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$16.3	$15.2	$(73.6)	$(42.1)

Income tax expense (benefit) - continuing operations	-	-	16.5	16.5
Interest expense	-	-	57.1	57.1
Restructuring and Related charges	0.3	4.7	-	5.0
Brazilian IPI Credit	-	(3.6)	-	(3.6)

Adjusted EBIT	16.6	16.3	-	32.9
Depreciation and Amortization	5.5	10.7	-	16.2

Adjusted EBITDA	$22.1	$27.0	$-	$49.1

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

SPECTRUM BRANDS, INC.
Adjusted EBIT and EBITDA Reconciliation
for the three months ended March 30, 2008
(Unaudited)
($ millions)

	Global Pet Supplies	Global Batteries & Personal Care, Home & Garden Business and Corporate	Unallocated Items (a)	Consolidated Spectrum Brands, Inc.

Income (loss) from continuing operations, net of tax	$14.4	$(1.9)	$(124.4)	$(111.8)

Income tax expense (benefit) - continuing operations	-	-	66.3	66.3
Interest expense	-	-	58.3	58.3
Goodwill and intangibles impairment	-	13.2	-	13.2
Restructuring and Related charges	0.8	4.6	-	5.4
Restricted Stock Amortization/Restructuring (b)	-	-	(0.2)	(0.2)
Brazilian IPI Credit	-	(1.9)	-	(1.9)
Transaction costs - Home & Garden Business	-	1.5	-	1.5

Adjusted EBIT	15.2	15.5	-	30.7
Depreciation and Amortization	5.6	29.9	-	35.5

Adjusted EBITDA	$20.8	$45.4	$-	$66.2

Note: Amounts calculated prior to rounding

(a) It is the Company's policy to record Income tax expense (benefit), and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments.

(b) adjustment reflects restricted stock amortization which is associated with and included in restructuring and related charges. The adjustment negates the impact of reflecting this expense twice.
(d) the reconciliation of last twelve months (LTM) adjusted EBIT and EBITDA for the Global Pet Supplies operating segment as of the end of the 2nd quarter of Fiscal 2008 is as follows:

Adjusted EBIT 3rd Quarter of Fiscal 2007	$14.4
Adjusted EBIT 4th Quarter of Fiscal 2007	21.6
Adjusted EBIT 1st Quarter of Fiscal 2008	16.6
Adjusted EBIT 2nd Quarter of Fiscal 2008	15.2

LTM Adjusted EBIT as of the end of the 2nd quarter of Fiscal 2008	$67.8

Adjusted EBITDA 3rd Quarter of Fiscal 2007	$20.1
Adjusted EBITDA 4th Quarter of Fiscal 2007	27.3
Adjusted EBITDA 1st Quarter of Fiscal 2008	22.1
Adjusted EBITDA 2nd Quarter of Fiscal 2008	20.8

LTM Adjusted EBITDA as of the end of the 2nd quarter of Fiscal 2008	$90.3